T. Rowe Price New America Growth Fund

T. Rowe Price New America Growth Fund–Advisor Class

T. Rowe Price New America Growth Portfolio

Supplement to Prospectus dated May 1, 2013

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective May 13, 2013, Daniel Martino will replace Joseph M. Milano as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee.

In section 3, the disclosure under “Portfolio Management” is revised as follows:

Effective May 13, 2013, Daniel Martino will replace Joseph M. Milano as Chairman of the fund’s Investment Advisory Committee. Mr. Martino joined the Firm in 2006 and his investment experience dates from 1997. Since joining the Firm, he has served as an equity research analyst and then a portfolio manager (beginning in 2009).

The date of this supplement is May 10, 2013.

F60-041 5/10/13